EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary O'Flynn, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Quarterly Report on Form 10-Q of Goff, Corp. for the period ended December 31, 2012 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Goff, Corp.


Dated: February 20, 2013                /s/ Gary O'Flynn
                                        ----------------------------------------
                                        Gary O'Flynn
                                        President, Chief Financial Officer,
                                        Secretary, Treasurer and Director
                                        (Principal Executive Officer, Principal
                                        Financial Officer and Principal
                                        Accounting Officer)
                                        Goff, Corp.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Goff, Corp. and will be retained by Goff, Corp. and furnished to the Securities and Exchange Commission or its staff upon request.